SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 7, 2004
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                         PROGENICS PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                   000-23143                     13-3379479
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(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)


          777 Old Saw Mill River Road, Tarrytown, New York      10591
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            (Address of principal executive offices)         (Zip Code)


        Registrant's telephone number, including area code (914) 789-2800
                                                           --------------


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         (Former name or former address, if changed since last report.)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

EXHIBIT NUMBER      DESCRIPTION

Exhibit 99.1 Press Release dated May 7, 2004 of the Company announcing its results of operations for its first quarter and three months ended March 31, 2004 (filed herewith).

Item 12.  Results of Operations and Financial Condition.

     The Company furnishes its press release dated May 7, 2004, in which the Company announces, among other things, its results of operations for its first quarter and for the three months ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   PROGENICS PHARMACEUTICALS, INC.


                   By: /s/ Philip K. Yachmetz
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                           Philip K. Yachmetz
                           Vice President, General Counsel and Secretary


Date:  May 24, 2004